UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue, 29th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EXLS	NASDAQ

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective as of June 20, 2023, on recommendation of the Nominating and Governance Committee (“NGC”) of the Board of Directors (the “Board”) of ExlService Holdings, Inc. (the “Company”), after the Annual Meeting (as defined in Item 5.07 below), the Board expanded its size from seven directors to eight directors, and elected Sarah Williamson to fill the new director position, to serve until her successor is duly elected and qualified or her earlier death, resignation, disqualification or removal. Concurrent with her election as director, Ms. Williamson was appointed to the NGC and the Board’s Audit Committee.

Ms. Williamson has been determined to be an independent director under rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing requirements of The Nasdaq Stock Market. There are no arrangements or understandings between Ms. Williamson and any other persons pursuant to which she was selected as a director. Additionally, there are no transactions involving the Company and Ms. Williamson that the Company would be required to report pursuant to Item 404(a) of Regulation S-K. Ms. Williamson will be compensated for her service as a director consistent with the compensation provided to other non-employee directors as described in the Company’s most recent proxy statement, filed with the SEC on April 28, 2023.

A copy of the press release announcing Ms. Williamson’s appointment is attached hereto as Exhibit 99.1 to this report and is hereby incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Sixth Amended and Restated By-laws

On and effective as of June 20, 2023, the Board, in accordance with Section 7.7 of the Company’s Fifth Amended and Restated By-laws (the “Existing By-laws”), adopted the Sixth Amended and Restated By-laws of ExlService Holdings, Inc. (the “Sixth Amended and Restated By-laws”), which reflect the following amendments to the Existing By-laws: (1) to allow for the removal of directors with or without cause by the affirmative vote of holders of a majority of the total outstanding shares of the Company’s common stock, in order to align with the stockholder approval of the amendment of a similar provision in the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) at the Annual Meeting as described in Item 5.07 of this Current Report on Form 8-K below; (2) to adopt an amendment to the Existing By-laws to set the Chancery Court of the State of Delaware (the “Chancery Court”), or, alternatively, if the Chancery Court does not have jurisdiction, the Federal District Court for the District of Delaware, as the sole and exclusive forum for certain corporate actions, enumerated within the amendment, brought on behalf of, or against the Company or its directors, officers, employees or agents; and (3) to update the Existing By-laws to use gender neutral language by replacing the term “Chairman” with “Chair” and certain other changes to the Existing By-laws for purposes of gender neutrality.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the text of the same, which is included as Exhibit 3.1 to this Current Report on Form 8-K. In addition, the complete Sixth Amended and Restated By-laws is included as Exhibit 3.2 to this Current Report on Form 8-K.

Amendment to Amended and Restated Certificate of Incorporation

On and effective as of June 21, 2023, following stockholder approval at the Annual Meeting, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Charter to allow for the removal of directors with or without cause by the affirmative vote of holders of a majority of the total outstanding shares of the Company’s common stock (the “Director Removal Amendment”). The Director Removal Amendment is included as Exhibit 3.3 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 20, 2023, at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders voted on six proposals. The results of the voting were as follows:

Proposal 1: the election of seven (7) directors to serve a term of one year on the Board, until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified in accordance with the Company’s by-laws. The final results of the voting were as follows:

	For	Against	Abstain	Broker Non-Votes
Vikram Pandit	29,301,987	443,279	15,041	1,454,101
Rohit Kapoor	29,580,097	165,216	14,994	1,454,101
Andreas Fibig	29,527,285	216,295	16,727	1,454,101
Som Mittal	29,207,294	537,980	15,033	1,454,101
Kristy Pipes	29,576,318	169,605	14,384	1,454,101
Nitin Sahney	27,376,936	2,368,238	15,133	1,454,101
Jaynie Studenmund	29,519,703	225,399	15,205	1,454,101

Proposal 2: the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2023. The final results of the voting were as follows:

For	Against	Abstain
31,047,332	80,196	86,880

Proposal 3: the approval, on a non-binding basis, of the compensation of the named executive officers of the Company (“Say-on-Pay Vote”). The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
29,119,169	416,076	225,062	1,454,101

Proposal 4: the approval, on a non-binding advisory basis, of the frequency of future Say-on-Pay Votes. The final results of the voting were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non- Votes
28,904,522	3,365	769,403	83,017	1,454,101

In light of the vote on Proposal 4, the Board has determined that the Company will hold a Say-on-Pay vote each year until the next required vote on the frequency of Say-on-Pay votes in 2029.

Proposal 5: the approval of an amendment to the Charter to effect a 5-for-1 “forward” stock split with a corresponding increase in the authorized number of shares of the Company’s common stock. The exact timing of the filing of this amendment, if any, will be determined by the Company. The final results of the voting were as follows:

For	Against	Abstain
31,061,935	76,654	75,819

Proposal 6: the approval of the Director Removal Amendment. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
29,621,824	51,415	87,068	1,454,101

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Number	Description

3.1	Amendments to the Fifth Amended and Restated By-laws of ExlService Holdings, Inc.

3.2	Sixth Amended and Restated By-laws of ExlService Holdings, Inc.

3.3	Certificate of Amendment to Amended and Restated Certificate of Incorporation of ExlService Holdings, Inc. filed on June 21, 2023

99.1	Press Release dated June 20, 2023

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

Date: June 21, 2023	By:	/s/ Ajay Ayyappan
	Name:	Ajay Ayyappan
	Title:	Senior Vice President, General Counsel and Secretary